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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------

                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


    Date of Report (Date of Earliest Event Reported): February 20, 1996

                      The Bear Stearns Companies Inc.
---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            1-8989                                     13-3286161
------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

     245 Park Avenue, New York, New York                       10167
---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (212) 272-2000
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            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 33-63561) as exhibits to such Registration Statement:

          4(c)(10)  --Form of Warrant Agreement relating to the
                      Vantage Point Portfolio Call Warrants.

          8         --Opinion of Weil, Gotshal & Manges as to tax
                      matters.

          23(c)     --Consent of Weil, Gotshal & Manges (included in
                      Exhibit 8 hereto).




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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE BEAR STEARNS COMPANIES INC.


     Date: February 21, 1996       By:/s/ Samuel L. Molinaro, Jr.
                                      --------------------------------
                                        Samuel L. Molinaro, Jr.
                                        Senior Vice President - Finance




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                                  EXHIBIT INDEX


     Exhibit No.:        Description:                       Page No.:
     -----------         -----------                        --------

     4(c)(10)            Form of Warrant Agreement               -
                         relating to the Vantage Point
                         Portfolio Call Warrants

     8                   Opinion of Weil, Gotshal &              -
                         Manges as to tax matters.

     23(c)               Consent of Weil, Gotshal &              -
                         Manges (included in Exhibit
                         8 hereto).























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